[THE
           WALL
           STREET
           GROUP, INC.
           GRAPHIC]


                            NOTICE OF ANNUAL MEETING
                                CONFERENCE CALL
                                ---------------

DATE:          OCTOBER 26, 1998
-----
TO:            Friends of Interactive Flight Technologies
---
FROM:          The Wall Street Group, Inc.
-----

RE:            INTERACTIVE FLIGHT TECHNOLOGIES, INC. (NASDAQ:FLYT)
---            ANNUAL MEETING CONFERENCE CALL
               FRIDAY, OCTOBER 30, 1998, 10:00 A.M. E.S.T.


You are invited to participate in a conference call of the INTERACTIVE FLIGHT TECHNOLOGIES Annual Meeting and financial presentation to be given by Irwin Gross, Chairman, on Friday, October 30, 1998, 10:00 A.M. Eastern Standard Time.

        TO PARTICIPATE:
        ---------------

               DIAL 1-888-550-5969

Hold for the operator, then reference the `Interactive Technologies Conference Call'.

        INTERNATIONAL PARTICIPANTS:
        ---------------------------

               DIAL 1-908-228-5000

Hold for the operator, then reference the `Interactive Technologies Conference Call'.

If you wish to attend the Annual Meeting in person, it will be held at:

        The Metropolitan Club
        1 East 60th Street
        New York, NY
        The Governor's Room

For additional information please contact Ron Stabiner, The Wall Street Group,
(212) 888-4848. Thank you.

If you are unable to participate in the conference call, you may access a

32 E. 57TH STREET        NEW YORK, NY 10022       (212)888-4848        FAX (212)
                                     888-4903


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playback of the call by dialing 1-800-759-9512, or for international calls, dial
1-402-220-8547. Access to the recording is available 24 hours a day for 72 hours following the conference. Please allow time equal to the duration of the conference for initial set up before access.


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